PHOENIX SERIES FUND
                    PHOENIX-GOODWIN MONEY MARKET FUND CLASS B

               Supplement dated January 30, 2004 to Prospectus and Statement of Additional Information dated February 28, 2003


IMPORTANT NOTICE TO INVESTORS

         On January 23, 2004, the Board of Trustees of Phoenix Series Fund voted to direct the mandatory redemption of Class B Shares of the Phoenix-Goodwin Money Market Fund. The Trustees determined that liquidation is in the best interest of the Class B shareholders based upon consideration of the limited utilization of these shares by the investor community and the resulting expense of maintaining this class of shares. Effective March 5, 2004, Class B Shares of the Phoenix-Goodwin Money Market Fund will be closed to new investors and additional investor deposits.

         On or about March 12, 2004, this class of shares will be liquidated at its net asset value. Prior to such time, shareholders may exchange their Class B Shares of the Phoenix-Goodwin Money Market Fund for Class B Shares of any other Affiliated Phoenix Fund, as well as Class A Shares of the Phoenix-Goodwin Money Market Fund. An Affiliated Phoenix Fund includes any other mutual fund advised, subadvised or distributed by the Adviser or Distributor, provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds. Shareholders may also redeem their shares at any time prior to the Class B Share's liquidation on March 11, 2004.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
           STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.


PXP 393/MMF-B  (01/04)